SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)                   June 9, 2006
--------------------------------------------------------------------------------

                           BLACKSANDS PETROLEUM, INC.
             (Exact name of Registrant as specified in its charter)

Nevada                                 000-51427                 20-1740044
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
of incorporation or organization)     File number)           Identification No.)

     Suite 328, 369 Rocky Vista Park Drive Calgary, Alberta T3G 5K7, Canada
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (403) 399-2836
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Lam Liang Corp.
        -----------------------------------------------------------------
      (Former Name, Address and Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01. Other Events

      On June 9, 2006, the Registrant filed a Certificate of Amendment (the "Amendment") to its Articles of Incorporation with the Secretary of State of the State of Nevada changing its name from "Lam Liang Corp." to "Blacksands Petroleum, Inc." As the Registrant intends to consider possible strategic transactions in the unconventional oil industry, it changed its name so that it would be more in line with the industry in which it is considering such a strategic transaction.

      In addition, pursuant to the Amendment, the Registrant increased its authorized capital stock from 75,000,000 shares of common stock, par value $0.001, to 310,000,000 shares, comprised of 300,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001.

      The Amendment was approved unanimously by the Registrant's Board of Directors and by the written consent, in lieu of a meeting of stockholders, of stockholders holding more than a majority of the Registrant's common stock. The Registrant filed an Information Statement on a Definitive Schedule 14-C on May 17, 2006 announcing that its Board of Directors had approved the Amendment and that stockholders holding more than a majority of the Registrant's common stock provided a written consent, in lieu of a meeting of stockholders, approving the Amendment.

      In addition, on May 6, 2006, the Registrant's Board of Directors declared a 30 for 1 forward stock split in the form of a dividend. The record and payment date for the stock dividend is June 21, 2006.

Item 9. Financial Statements and Exhibits

      (c) Exhibits:


Exhibit No.    Exhibit Description
-----------    -------------------
    3          Certificate of Amendment to Articles of Incorporation, filed
               June 9, 2006

                                   SIGNATURES

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              Blacksands Petroleum, Inc.


Date:  June 15, 2006                          By: /s/ Darren R. Stevenson
                                                  ------------------------------
                                                  Darren R. Stevenson
                                                  Chief Executive Officer